UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 13, 2018
CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33492 (Commission File Number)	61-1512186 (I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500 Sugar Land, Texas 77479 (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth below regarding the amendments to the Amended and Restated Certificate of Incorporation (the “Charter”) and the Amended and Restated By-Laws (the “By-Laws”) of CVR Energy, Inc. (the “Company”) is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 15, 2018, the Company amended its Charter and its By-Laws. The amendment to the Charter was approved by the Company’s stockholders at the Company’s annual meeting of stockholders held on June 13, 2018, as disclosed in Item 5.07 below. The amendments to the By-Laws were approved by the Company’s Board of Directors (the “Board”) in the form of an amendment and restatement thereof. The material changes reflected in the amendments to the Charter and Bylaws are as follows:

•
The Charter was amended to repeal the provisions contained in Article IX, which effectively prohibited the Company’s stockholders from acting by written consent. As a result of this amendment, the Company’s stockholders are now permitted to take action by less than unanimous written consent, as permitted by Section 228(a) of the Delaware General Corporation Law.

•
Article II, Section 3 of the By-Laws was amended to delete the proviso to that section, which permitted the Company’s stockholders holding a specified percentage of the outstanding shares of the Company’s common stock to call a special meeting of stockholders as long as the Company’s former sponsors held a specified percentage of such outstanding shares.

•
Article II, Section 11 of the By-Laws was amended to permit the Company’s stockholders to take action by less than unanimous written consent consistent with the amendment to Article IX of the Charter discussed above.

A composite copy of the Charter, as amended, is attached as Exhibit 3.1 to this Report and is incorporated herein by reference. A complete copy of the By-Laws, as amended and restated, is attached as Exhibit 3.2 to this Report and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 13, 2018, the Company held its annual meeting of the stockholders of the Company. The stockholders of the Company voted on five proposals, consisting of (1) election of seven directors to the Board of the Company, (2) ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018 (referred to as the “auditor ratification proposal”), (3) approval by a non-binding advisory vote of the Company’s named executive officer compensation (or “Say-on-Pay” and referred to as the “Say-on-Pay proposal”), (4) approval of an amendment to the Charter to allow stockholders to act by less than unanimous written consent (referred to as the “written consent proposal”) and (5) approval, for purposes of Section 312.03 of the New York Stock Exchange Listed Company Manual, of the issuance of up to 23,537,209 shares of common stock of the Company in connection with the Company’s offer to exchange up to 37,154,236 common units of CVR Refining, LP, not otherwise directly or indirectly owned by the Company or its affiliates, for shares of common stock of the Company at an exchange ratio of one common unit for 0.6335 shares of common stock of the Company (the “Exchange Offer” and referred to as the “share issuance proposal”). For more information regarding the foregoing proposals, please see the Company’s Proxy Statement dated April 27, 2018 and the amendment dated June 8, 2018, both of which were filed with the Securities and Exchange Commission pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended.

At the annual meeting of the stockholders of the Company, (1) all of the Board’s nominees for director were elected, (2) the auditor ratification proposal was ratified, (3) the stockholders approved the Say-on-Pay proposal, (4) the stockholders approved the written consent proposal and (5) the stockholders approved the share issuance proposal. The voting results for each of the proposals are summarized below.

Proposal 1 - Election of Directors

The nominees listed below were elected to the Board, with the respective votes set forth opposite of each nominee’s name:

Director	Votes For	Votes Withheld	Votes Abstain	Broker Non-Votes
Bob G. Alexander	80,263,758	1,699,722	—	3,630,888
SungHwan Cho	76,487,504	5,475,976	—	3,630,888
Jonathan Frates	76,449,044	5,514,436	—	3,630,888
David L. Lamp	79,886,260	2,077,220	—	3,630,888
Stephen Mongillo	80,136,392	1,827,088	—	3,630,888
Louis J. Pastor	76,661,342	5,302,138	—	3,630,888
James M. Strock	80,133,158	1,830,322	—	3,630,888

Proposal 2 - Auditor Ratification Proposal

The appointment by the Company’s Audit Committee of Grant Thornton LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018 was ratified by the following vote:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
85,479,640	52,691	62,037	—

Proposal 3 - Say-on-Pay Proposal

The stockholders approved, by a non-binding advisory vote, the Company’s named executive officer compensation (or Say-on-Pay) by the following vote:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
80,704,027	1,216,156	43,294	3,630,891

Proposal 4 - Written Consent Proposal

The stockholders approved an amendment to the Charter to allow stockholders to act by less than unanimous written consent by the following vote:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
75,447,614	5,696,281	9,997	4,440,476

Proposal 5 - Share Issuance Proposal

The stockholders approved, pursuant to Section 312.03 of the New York Stock Exchange Listed Company Manual, the issuance of certain shares of the common stock of the Company in connection with the Exchange Offer by the following vote:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
74,856,686	5,825,839	471,366	4,440,477

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

3.1	Composite copy of the Amended and Restated Certificate of Incorporation of CVR Energy, Inc., as amended June 15, 2018.
3.2	Complete copy of the Second Amended and Restated By-Laws of CVR Energy, Inc., as amended June 15, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 15, 2018

CVR Energy, Inc.

By:	/s/ John R. Walter
John R. Walter
Executive Vice President, General Counsel and Secretary